UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2010

SCM Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900-B Carnegie Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

This Item 9.01 and the corresponding Exhibit Index amend and restate in their entirety the corresponding Item in the Registrant’s Current Report on Form 8-K filed on January 4, 2010.

(a) Financial Statements of Business Acquired.

Audited Consolidated Financial Statements and notes of Bluehill ID AG for the years ended December 31, 2009 and 2008 attached hereto as Exhibit 99.2.

Audited Financial Statements and notes of Multicard AG for the six month period ended June 30, 2008, attached hereto as Exhibit 99.3.

Audited Financial Statements and notes of Multicard GmbH for the six month period ended June 30, 2008, attached hereto as Exhibit 99.4.

Audited Financial Statements and notes of Tagstar Systems GmbH for the six month period ended June 30, 2008, attached hereto as Exhibit 99.5.

(b) Unaudited Pro Forma Condensed Combined Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements of SCM Microsystems, Inc. as of and for the year ended December 31, 2009, attached hereto as Exhibit 99.6.

(d) Exhibits.

Exhibit Number	Description

10.1*	Employment Agreement, dated December 1, 2009, by and between Bluehill ID Services AG and Ayman S. Ashour.

23.1	Consent of Independent Auditors.

99.1*	Press Release dated January 4, 2010 announcing closing of transaction.

99.2	Audited Consolidated Financial Statements and notes of Bluehill ID AG for the years ended December 31, 2009 and 2008.

99.3	Audited Financial Statements and notes of Multicard AG for the six month period ended June 30, 2008.

99.4	Audited Financial Statements and notes of Multicard GmbH for the six month period ended June 30, 2008.

99.5	Audited Financial Statements and notes of Tagstar Systems GmbH for the six month period ended June 30, 2008.

99.6	Unaudited Pro Forma Condensed Combined Financial Statements of SCM Microsystems, Inc. as of and for the year ended December 31, 2009.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.

March 16, 2010	By:	/s/ MELVIN DENTON-THOMPSON
	Name:	Melvin Denton-Thompson
	Title:	Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Employment Agreement, dated December 1, 2009, by and between Bluehill ID Services AG and Ayman S. Ashour.

23.1	Consent of Independent Auditors.

99.1*	Press Release dated January 4, 2010 announcing closing of transaction.

99.2	Audited Consolidated Financial Statements and notes of Bluehill ID AG for the years ended December 31, 2009 and 2008.

99.3	Audited Financial Statements and notes of Multicard AG for the six month period ended June 30, 2008.

99.4	Audited Financial Statements and notes of Multicard GmbH for the six month period ended June 30, 2008.

99.5	Audited Financial Statements and notes of Tagstar Systems GmbH for the six month period ended June 30, 2008.

99.6	Unaudited Pro Forma Condensed Combined Financial Statements of SCM Microsystems, Inc. as of and for the year ended December 31, 2009.

*	Previously filed